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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 5, 1998


                      The Newhall Land and Farming Company
                       (a California Limited Partnership)
             (Exact name of registrant as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)


         1-7585                                             95-3931727
(Commission File Number)                      (IRS Employer Identification No.)


                    23823 Valencia Blvd., Valencia, CA 91355
              (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 805-255-4000
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                                                                              2.

Item 2.  Acquisition or Disposition of Assets

(a) On June 5, 1998, The Newhall Land and Farming Company (the "Company") closed escrow on the sale of its 720,000 square foot high-volume retail center, Valencia Marketplace, for $111 million in cash to Valencia Marketplace I, LLC (a California limited liability company) and Valencia Marketplace II, LLC (a California limited liability company). As a result of this sale, revenues of $85 million and earnings of $30 million, or approximately 87 cents per unit, will be recognized under percentage of completion accounting in the second quarter ended June 30, 1998. Proceeds from the sale initially will be applied to reduce bank debt. Eventually, they will be reinvested in the Company's income portfolio and land development inventories.

         The sale is expected to generate additional revenues of $22 million and earnings of $8 million under percentage of completion accounting as the center's remaining space is leased and completed over the course of the next year. The difference between the purchase price and the revenues recognized is approximately $4 million, which is the estimated obligation of the Company's rent subsidy agreement. Currently, construction is approximately 84 percent complete and the center is 90 percent leased.



Item 7.  Financial Statements and Exhibits

(c) Exhibits (listed by numbers corresponding to Exhibit Table of Item 601 in Regulation S-K):

10 Purchase and Sale Agreement dated January 7, 1998 and subsequent First, Second, Third and Fourth Amendments (previously filed with the Company's Form 10-Q for the quarter ended March 31, 1998)

10(a)    Fifth Amendment to Purchase and Sale Agreement dated May 29, 1998
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                                                                              3.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE NEWHALL LAND AND FARMING COMPANY
                                      (A California Limited Partnership)
                                                  Registrant

                                     By  Newhall Management Limited Partnership,
                                                Managing General Partner

                                     By  Newhall Management Corporation,
                                                Managing General Partner


Date: June 15, 1998                  By  /s/ Donald L. Kimball
                                        ---------------------------------------
                                        Donald L. Kimball, Vice President --
                                        Finance and Controller,
                                        Newhall Management Corporation
                                        (Principal Accounting Officer)

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                                 EXHIBIT INDEX


Exhibit
Number    Exhibit
-------   -------
 10       Valencia Marketplace Purchase and Sale Agreement dated January 7, 1998 and subsequent First, Second, Third and Fourth Amendments (previously filed with the Company's Form 10-Q for the quarter ended March 31, 1998)

10(a)     Fifth Amendment to Purchase and Sale Agreement dated May 29, 1998